UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2026

RELIANCE GLOBAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-40020	46-3390293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Blvd. of the Americas, Suite 105 Lakewood, New Jersey	08701
(Address of Principal Executive Offices)	(Zip Code)

(732) 380-4600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.086 per share	EZRA	The NASDAQ Capital Market
Series A Warrants to purchase shares of Common Stock, par value $0.086 per share	RELIW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On February 6, 2026, Reliance Global Group, Inc., a Florida corporation (the “Company”), filed Amendment No. 3 to the prospectus supplement, dated August 13, 2025 (including the documents incorporated by reference therein, the “Prospectus Supplement”), with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the “Securities Act”), for the offer and sale by the Company, from time to time, of shares of its common stock, par value $0.086 per share (the “Shares”), having an aggregate offering price of up to $1,764,443, pursuant to that certain At The Market Offering Agreement, dated August 13, 2025 (the “ATM Agreement”), between the Company and H.C. Wainwright & Co., LLC (the “Manager”).

Amendment No. 3 amends and supplements the information in the Company’s registration statement on Form S-3 (File No. 333-275190) (including all exhibits thereto and the documents incorporated by reference therein, the “Registration Statement”), including the base prospectus contained therein (including the documents incorporated by reference therein, the “Base Prospectus”), and the prospectus supplements filed on August 13, 2025, Amendment No. 1 thereto filed on September 18, 2025 (the “First Amendment”), and Amendment No. 2 thereto filed on December 15, 2025 (the “Second Amendment” and, together with the Base Prospectus, the Prospectus Supplement, and the First Amendment, the “ATM Prospectus”). Amendment No. 3 should be read in conjunction with the ATM Prospectus, and is qualified by reference thereto, except to the extent that the information in Amendment No. 3 amends or supersedes the information contained in the ATM Prospectus. Amendment No. 3 is not complete without and may only be delivered or utilized in connection with, the ATM Prospectus and any future amendments or supplements thereto.

The Company has previously offered and sold $2,343,660 of shares of its common stock pursuant to General Instruction I.B.6 of Form S-3 during the prior 12 calendar month period that ends on and includes the date of Amendment No. 3.

A copy of the opinion of Zarif Law Group P.C. relating to the validity of the Shares is attached as Exhibit 5.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Zarif Law Group P.C.
23.1	Consent of Zarif Law Group P.C. (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Reliance Global Group, Inc.

Dated: February 9, 2026	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer